                                                                 Exhibit (g)(vi)


                                   SCHEDULE A
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


Fund                                                  Effective Date
----                                                  --------------
Schwab International Index Fund --                    July 21, 1993
Investor Shares
                                                      April 30, 1997
Schwab International Index Fund -- Select
Shares

Schwab Small-Cap Index Fund -- Investor               October 14, 1993
Shares

Schwab Small-Cap Index Fund -- Select                 April 30, 1997
Shares

Schwab MarketTrack Growth Portfolio                   September 25, 1995
(formerly known as Schwab Asset
Director-High Growth Fund)

Schwab MarketTrack Balanced Portfolio                 September 25, 1995
(formerly known as Schwab Asset
Director-Balanced Growth Fund)

Schwab MarketTrack Conservative                       September 25, 1995
Portfolio (formerly known as Schwab
Asset Director-Conservative Growth Fund)

Schwab S&P 500 Index Fund -- Investor                 February 28, 1996
Shares

Schwab S&P 500 Index Fund -- e.Shares                 February 28, 1996

Schwab S&P 500 Index Fund -- Select Shares            April 30, 1997

Schwab Core Equity Fund (formerly known               May 21, 1996
as Schwab Analytics Fund)

Laudus International MarketMasters Fund               September 2, 1996
-- Investor Shares (formerly known as
Schwab International MarketMasters Fund
-- Investor Shares, Schwab MarketManager
International Portfolio and Schwab
OneSource Portfolios-International)

Laudus International MarketMasters Fund               April 1, 2004
-- Select Shares (formerly known as
Schwab International MarketMasters Fund
-- Select Shares, Schwab MarketManager
International Portfolio and Schwab
OneSource Portfolios-International)

Laudus U.S. MarketMasters Fund --                     October 13, 1996
Investor Shares (formerly known as
Schwab U.S. MarketMasters Fund --
Investor Shares, Schwab MarketManager
Growth Portfolio and Schwab OneSource
Portfolios-Growth Allocation)

                                                                 Exhibit (g)(vi)

Laudus U.S. MarketMasters Fund -- Select              June 1, 2004
Shares (formerly known as Schwab U.S.
MarketMasters Fund -- Select Shares,
Schwab MarketManager Growth Portfolio
and Schwab OneSource Portfolios-Growth
Allocation)

Laudus Balanced MarketMasters Fund --                 October 13, 1996
Investor Shares (formerly known as
Schwab Balanced MarketMasters Fund --
Investor Shares, Schwab MarketManager
Balanced Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund --                 June 1, 2004
Select Shares (formerly known as Schwab
Balanced MarketMasters Fund -- Select
Shares, Schwab MarketManager Balanced
Portfolio and Schwab OneSource
Portfolios-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund --                August 3, 1997
Investor Shares (formerly known as
Schwab Small-Cap MarketMasters Fund --
Investor Shares, Schwab MarketManager
Small Cap Portfolio and Schwab OneSource
Portfolios-Small Company)

Laudus Small-Cap MarketMasters Fund --                June 1, 2004
Select Shares (formerly known as Schwab
Small-Cap MarketMasters Fund -- Select
Shares, Schwab MarketManager Small Cap
Portfolio and Schwab OneSource
Portfolios-Small Company)

Schwab MarketTrack All Equity Portfolio               April 16, 1998
(formerly known as Schwab Asset
Director-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund              October 28, 1998
(formerly known as Institutional Select
S&P 500 Fund)

Schwab Total Stock Market Index Fund --               April 15, 1999
Investor Shares

Schwab Total Stock Market Index Fund --               April 15, 1999
Select Shares

Schwab Financial Services Fund (formerly              May 15, 2000
known as Financial Services Focus Fund)

Schwab Health Care Fund (formerly known               May 15, 2000
as Health Care Focus Fund)

Schwab Technology Fund (formerly known                May 15, 2000
as Technology Focus Fund)

Schwab Hedged Equity Fund -- Investor                 August 26, 2003
Shares

Schwab Hedged Equity Fund -- Select Shares            August 6, 2002

                                                                 Exhibit (g)(vi)

Schwab Small-Cap Equity Fund -- Investor              May 19, 2003
Shares

Schwab Small-Cap Equity Fund -- Select                May 19, 2003
Shares

Schwab Dividend Equity Fund -- Investor               September 23, 2003
Shares

Schwab Dividend Equity Fund -- Select                 September 23, 2003
Shares

Schwab Premier Equity Fund -- Investor                November 16, 2004
Shares

Schwab Premier Equity Fund -- Select                  November 16, 2004
Shares

Schwab Target 2010 Fund                               May 4, 2005

Schwab Target 2020 Fund                               May 4, 2005

Schwab Target 2030 Fund                               May 4, 2005

Schwab Target 2040 Fund                               May 4, 2005

Schwab Retirement Income Fund                         May 4, 2005

Schwab Large Cap Growth Fund -- Investor              May 24, 2005
Shares

Schwab Large Cap Growth Fund -- Select                May 24, 2005
Shares

                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President

Dated as of August 9, 2005

                                                                 Exhibit (g)(vi)

                                   SCHEDULE C
                      TO THE SHAREHOLDER SERVICE AGREEMENT
                                     BETWEEN
              SCHWAB CAPITAL TRUST AND CHARLES SCHWAB AND CO, INC.


THE FEES LISTED BELOW ARE FOR SERVICES PROVIDED UNDER THIS AGREEMENT AND ARE TO
                 BE ACCRUED DAILY AND PAID MONTHLY IN ARREARS:

Fund                                                         Fee
----                                                         ---
Schwab International Index Fund --                           Twenty one-hundredths of one percent (0.20%)
Investor Shares                                              of the Fund's average daily net assets

Schwab International Index Fund -- Select                    Five one-hundredths of one percent (0.05%)
Shares                                                       of the class' average daily net assets

Schwab Small-Cap Index Fund -- Investor                      Twenty one-hundredths of one percent (0.20%)
Shares                                                       of the Fund's average daily net assets

Schwab Small-Cap Index Fund -- Select                        Five one-hundredths of one percent (0.05%)
Shares                                                       of the class' average daily net assets

Schwab MarketTrack Growth Portfolio                          Twenty one-hundredths of one percent (0.20%)
(formerly known as Schwab Asset Director                     of the Fund's average daily net assets
-High Growth Fund)

Schwab MarketTrack Balanced Portfolio                        Twenty one-hundredths of one percent (0.20%)
(formerly known as Schwab Asset Director                     of the Fund's average daily net assets
-Balanced Growth Fund)

Schwab MarketTrack Conservative Portfolio                    Twenty one-hundredths of one percent (0.20%)
(formerly known as Schwab Asset Director                     of the Fund's average daily net assets
-Conservative Growth Fund)

Schwab S&P 500 Index Fund -- Investor                        Twenty one-hundredths of one percent (0.20%)
Shares                                                       of the class' average daily net assets

Schwab S&P 500 Index Fund -- e.Shares                        Five one-hundredths of one percent (0.05%)
                                                             of the class' average daily net assets

Schwab S&P 500 Index Fund -- Select Shares                   Five one-hundredths of one percent (0.05%)
                                                             of the class' average daily net assets

Schwab Core Equity Fund (formerly known                      Twenty one-hundredths of one percent (0.20%)
as Schwab Analytics Fund)                                    of the Fund's average daily net assets

                                                                 Exhibit (g)(vi)

Fund                                                         Fee
----                                                         ---
Laudus International MarketMasters Fund --                   Twenty one-hundredths of one percent (0.20%)
Investor Shares (formerly known as Schwab                    of the Fund's average daily net assets.
International MarketMasters Fund --
Investor Shares, MarketManager
International Portfolio and Schwab
OneSource Portfolios-International)

Laudus International MarketMasters Fund --                   Fifteen one-hundredths of one percent
Select Shares (formerly known as Schwab                      (0.15%) of the Fund's average daily net
International MarketMasters Fund -- Select                   assets
Shares, MarketManager International
Portfolio and Schwab OneSource Portfolios
-International)

Laudus U.S. MarketMasters Fund -- Investor                   Twenty one-hundredths of one percent (0.20%)
Shares (formerly known as Schwab U.S.                        of the Fund's average daily net assets
MarketMasters Fund -- Investor Shares,
Schwab MarketManager Growth Portfolio and
Schwab OneSource Portfolios-Growth
Allocation)

Laudus U.S. MarketMasters Fund -- Select                     Fifteen one-hundredths of one percent
Shares (formerly known as Schwab U.S.                        (0.15%) of the Fund's average daily net
MarketMasters Fund -- Select Shares,                         assets
Schwab MarketManager Growth Portfolio
and Schwab OneSource Portfolios-Growth
Allocation)

Laudus Balanced MarketMasters Fund --                        Twenty one-hundredths of one percent (0.20%)
Investor Shares (formerly known as Schwab                    of the Fund's average daily net assets
Balanced MarketMasters Fund -- Investor Shares,
Schwab MarketManager Balanced Portfolio and
Schwab OneSource Portfolios-Balanced Allocation)

Laudus Balanced MarketMasters Fund --                        Fifteen one-hundredths of one percent
Select Shares (formerly known as Schwab                      (0.15%) of the Fund's average daily net
Balanced MarketMasters Fund -- Select                        assets
Shares, Schwab MarketManager Balanced Portfolio
and Schwab OneSource Portfolios
-Balanced Allocation)

Laudus Small-Cap MarketMasters Fund --                       Twenty one-hundredths of one percent (0.20%)
Investor Shares (formerly known as Schwab                    of the Fund's average daily net assets
Small-Cap MarketMasters Fund -- Investor Shares,
Schwab MarketManager Small Cap Portfolio and Schwab
OneSource Portfolios-Small Company)

                                                                 Exhibit (g)(vi)

Fund                                                         Fee
----                                                         ---
Laudus Small-Cap MarketMasters Fund --                       Fifteen one-hundredths of one percent
Select Shares (formerly known as Schwab                      (0.15%) of the Fund's average daily net
Small-Cap MarketMasters Fund -- Select                       assets
Shares, Schwab MarketManager Small
Cap Portfolio and Schwab OneSource Portfolios
-Small Company)

Schwab Market Track All Equity Portfolio                     Twenty one-hundredths of one percent (0.20%)
(formerly known as Schwab Asset Director                     of the Fund's average daily net assets
-Aggressive Growth Fund)

Schwab Institutional Select S&P 500 Fund                     Five one-hundredths of one percent (0.05%)
(formerly known as Institutional Select                      of the Fund's average daily net assets
S&P 500 Fund)

Schwab Total Stock Market Index Fund --                      Twenty one-hundredths of one percent (0.20%)
Investor Shares                                              of the Fund's average daily net assets

Schwab Total Stock Market Index Fund --                      Five one-hundredths of one percent (0.05%)
Select Shares                                                of the Fund's average daily net assets

Schwab Financial Services Fund (formerly                     Twenty one-hundredths of one percent (0.20%)
known as Financial Services Focus Fund)                      of the Fund's average daily net assets

Schwab Health Care Fund (formerly known                      Twenty one-hundredths of one percent (0.20%)
as Health Care Focus Fund)                                   of the Fund's average daily net assets

Schwab Technology Fund (formerly known as                    Twenty one-hundredths of one percent (0.20%)
Technology Focus Fund)                                       of the Fund's average daily net assets

Schwab Hedged Equity Fund -- Investor                        Twenty one-hundredths of one percent (0.20%)
Shares                                                       of the Fund's average daily net assets

Schwab Hedged Equity Fund -- Select Shares                   Five one-hundredths of one percent (0.05%)
                                                             of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Investor                     Twenty one-hundredths of one percent (0.20%)
Shares                                                       of the Fund's average daily net assets

Schwab Small-Cap Equity Fund -- Select                       Five one-hundredths of one percent (0.05%)
Shares                                                       of the Fund's average daily net assets

Schwab Dividend Equity Fund -- Investor Shares               Twenty one-hundredths of one percent (0.20%)
                                                             of the Fund's average daily net assets

                                                                 Exhibit (g)(vi)

Fund                                                         Fee
----                                                         ---
Schwab Dividend Equity Fund --                               Five one-hundredths of one percent (0.05%)
Select Shares                                                of the Fund's average daily net assets

Schwab Premier Equity Fund --                                Twenty one-hundredths of one percent (0.20%)
Investor Shares                                              of the Fund's average daily net assets

Schwab Premier Equity Fund --                                Five one-hundredths of one percent (0.05%)
Select Shares                                                of the Fund's average daily net assets

Schwab Target 2010 Fund                                      Zero percent (0%) of the Fund's average
                                                             daily net assets

Schwab Target 2020 Fund                                      Zero percent (0%) of the Fund's average
                                                             daily net assets

Schwab Target 2030 Fund                                      Zero percent (0%) of the Fund's average
                                                             daily net assets

Schwab Target 2040 Fund                                      Zero percent (0%) of the Fund's average
                                                             daily net assets

Schwab Retirement Income Fund                                Zero percent (0%) of the Fund's average
                                                             daily net assets

Schwab Large-Cap Growth Fund -- Investor                     Twenty one-hundredths of one percent (0.20%)
Shares                                                       of the Fund's average daily net assets

Schwab Large-Cap Growth Fund -- Select                       Five one-hundredths of one percent (0.05%)
Shares                                                       of the Fund's average daily net assets

The aforementioned shareholder service fees shall be reduced to the extent a third-party intermediary, pursuant to a written agreement with the Fund, is compensated by the Fund for providing certain shareholder services. In no event shall this fee reduction with respect to any third party intermediary be greater than, the fee payable to Charles Schwab & Co. Inc. (per this Agreement or after waivers) for providing shareholder service to the Fund. This fee reduction shall exclude fees paid to a third-party intermediary for sub-transfer agency related services, including, but not limited to, establishment and maintenance of customer records and/or shareholder accounts, even if such services are not described as sub-transfer agency services in the agreement with such third-party intermediary.

                              SCHWAB CAPITAL TRUST

                              By:   /s/ Stephen B. Ward
                                    ------------------------
                                    Stephen B. Ward,
                                    Senior Vice President
                                    and Chief Investment Officer

                              CHARLES SCHWAB & CO., INC.

                              By:   /s/ Fred Potts
                                    ------------------------
                                    Fred Potts,
                                    Senior Vice President


Dated as of August 9, 2005